EXHIBIT (25)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                              ===================

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                              ===================

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) ---------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)


                  100 Wall Street, New York, NY                 10005
         (Address of principal executive offices)           (Zip Code)

                              ===================

                            FOR INFORMATION, CONTACT:
                           Dennis Calabrese, President
                      U.S. Bank Trust National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506

                              ===================

                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
               (Exact name of obligor as specified in its charter)

          New York 14-0555980
          (State or other jurisdiction of                  (I. R. S. Employer
          incorporation or organization)                   Identification No.)

          284 South Avenue                                 12601-4879
          Poughkeepsie, New York
          (Address of principal executive offices)         (Zip Code)

                              ===================

                                DEBT SECURITIES *

     *Specific title(s) to be determined in connection with sale(s) of Debt Securities

Item 1.           GENERAL INFORMATION.

     Furnish the following information as to the trustee - -

     (a) Name and address of each examining or supervising authority to which it is subject.

                     NAME                                     ADDRESS

            Comptroller of the Currency                       Washington, D. C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16. LIST OF EXHIBITS.

     Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

     Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-51961.

     Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

     Exhibit 5.     Not applicable.

     Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by
                    Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

     Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on June 30, 1998, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.     Not applicable.

     Exhibit 9.     Not applicable.





                                    SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of October, 1998.

                                                         U.S. BANK TRUST
                                                      NATIONAL ASSOCIATION



                                                     By:  /S/ CARMELA EHRET
                                                          --------------------
                                                              Carmela Ehret
                                                              Vice President

                                                                       EXHIBIT 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                  AS OF 6/30/98

                                    ($000'S)

                                                                  6/30/98
                                                              --------------
ASSETS
     Cash and Due From Depository Institutions                    $40,561
     Federal Reserve Stock                                          3,406
     Fixed Assets                                                     594
     Intangible Assets                                             71,282
     Other Assets                                                   5,613
         TOTAL ASSETS                                            $121,456


LIABILITIES
     Other Liabilities                                              8,214
     TOTAL LIABILITIES                                              8,214

EQUITY
     Common and Preferred Stock                                     1,000
     Surplus                                                      120,932
     Undivided Profits                                             (8,690)
         TOTAL EQUITY CAPITAL                                     113,242

TOTAL LIABILITIES AND EQUITY CAPITAL                             $121,456

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To the  best of the  undersigned's  determination,  as of this  date  the  above financial information is true and correct.


U.S. Bank Trust National Association



By:  /S/ CARMELA EHRET
     ---------------------
     Vice President

Date:  October 8, 1998